UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTH VALLEY BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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NORTH VALLEY BANCORP
300 Park Marina Circle
Redding, California 96001

Dear Shareholders:

          The 2009 Annual Meeting of Shareholders of North Valley Bancorp will be held at 5:30 p.m. on Thursday, May 28, 2009, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

1.	Notice of Annual Meeting of Shareholders

2.	Proxy Statement

3.	Proxy

4.	2008 Annual Report to Shareholders

          We hope that you will attend the Annual Meeting and encourage you to read all of the enclosed materials carefully.

          Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

          As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

          We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, May 28, 2009.

Cordially,

J. M. (“Mike”) Wells, Jr.
Chairman of the Board

Michael J. Cushman
President and Chief Executive Officer

NORTH VALLEY BANCORP

Notice of Annual Meeting of Shareholders
Thursday, May 28, 2009
5:30 p.m.

TO THE SHAREHOLDERS:

          The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the “Company”), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 28, 2009, at 5:30 p.m., for the following purposes:

          1.          To elect the following nominees as directors for a term of one year:

Michael J. Cushman	William W. Cox
Royce L. Friesen	Dante W. Ghidinelli
Kevin D. Hartwick	Roger B. Kohlmeier
Martin A. Mariani	Dolores M. Vellutini
J. M. “Mike” Wells, Jr.

          2.          To ratify the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for 2009.

          3.          To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

          Section 15 of the Bylaws of the Company provides for the nomination of Directors, as follows:

          Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Company not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such nominee.

          Only shareholders of record at the close of business on April 15, 2009, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Leo J. Graham
Corporate Secretary

Redding, California
April 24, 2009

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

Notice of Internet Availability: The North Valley Bancorp Proxy Statement for the 2009 Annual Meeting of Shareholders being held on Thursday, May 28, 2009 and the Annual Report to Shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2008) are available on the internet at http://www.novb.com/proxy.aspx.

NORTH VALLEY BANCORP
300 Park Marina Circle
Redding, California 96001
(530) 226-2900

PROXY STATEMENT

          The enclosed proxy card (the “Proxy”) is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 5:30 p.m., on Thursday, May 28, 2009, and any adjournment or postponement thereof (the “Meeting”). Only shareholders of record at the close of business on April 15, 2009, (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 7,495,817 shares of its common stock, no par value (the “Common Stock”). These proxy materials are first being mailed to shareholders on or about April 24, 2009.

          On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder’s name on the books of the Company as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Company’s Articles of Incorporation were amended to provide that no holder of any class of stock of the Company shall be entitled to cumulate votes in connection with any election of Directors of the Company. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors.

          Shareholders may vote without attending the Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

          Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written direction to the Company, by a duly executed Proxy bearing a later date, delivered to the Corporate Secretary of the Company, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

          Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Company’s telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

          Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Company believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

Notice of Internet Availability: The North Valley Bancorp Proxy Statement for the 2009 Annual Meeting of Shareholders being held on Thursday, May 28, 2009 and the Annual Report to Shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2008) are available on the internet at http://www.novb.com/proxy.aspx.

          The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Company may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which the Company will bear. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Company.

          Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted “FOR” the election of the nominees for Director recommended by the Board of Directors, and “FOR” ratification of the appointment of Perry-Smith LLP as Independent Registered Public Accounting Firm for the Company for the 2009 fiscal year, all as described in the Proxy Statement; and, at the Proxy holders’ discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Broker non-votes are shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member. In the election of directors, the nominees receiving the highest number of votes will be elected. The approval of any proposal (other than the election of directors) requires the affirmative vote of a majority of the shares represented and voting at the Annual Meeting (unless a greater number is required as described in a proposal), which shares voting affirmatively also constitute at least a majority of the required quorum. Abstentions and broker non-votes (i) will have no effect upon Proposal No. 1 to elect directors and (ii) will have no effect upon Proposal No. 2, unless the affirmative votes fail to constitute a majority of the required quorum, in which case abstentions and broker non-votes will have the same effect as a vote against Proposal No. 2.

          A COPY OF THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, INCLUDING AUDITED FINANCIAL STATEMENTS (THE “ANNUAL REPORT”), IS ENCLOSED WITH THESE PROXY MATERIALS. ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE UPON REQUEST TO THE CORPORATE SECRETARY. THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CORPORATE SECRETARY MAY BE CONTACTED AT NORTH VALLEY BANCORP, P.O. BOX 994630, REDDING, CALIFORNIA 96099-4630.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

          The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

          Section 16 of the Bylaws of the Company provides as follows:

          “The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal.”

          Under Section 15 of the Bylaws of the Corporation, the authorized number of directors shall not be less than six (6) nor more than eleven (11), unless and until changed by an amendment approved by the shareholders. The exact number of directors within said range is fixed from time to time by resolution of the Board of Directors (or by action of the shareholders). The authorized number of directors has been fixed by resolution of the Board of Directors at nine (9). Accordingly, nine (9) Directors will be elected at the Meeting. All Proxies will be voted for the election of the following nominees recommended by the Board of Directors, unless authority to vote for the election of any Director or all Directors is withheld. All of the nominees are incumbent Directors.

Michael J. Cushman	William W. Cox	Royce L. Friesen
Dante W. Ghidinelli	Kevin D. Hartwick	Roger B. Kohlmeier
Martin A. Mariani	Dolores M. Vellutini	J. M. (Mike) Wells, Jr.

          If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The nine (9) candidates receiving the highest number of votes will be elected.

          The Board of Directors unanimously recommends a vote “FOR” each of the nine (9) nominees listed above: Michael J. Cushman, William W. Cox, Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier, Martin A. Mariani, Dolores M. Vellutini, and J. M. (Mike) Wells, Jr.

Stock Ownership of Certain Beneficial Owners

          To the knowledge of the Company, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company’s Common Stock. For the purpose of this disclosure and the disclosure of ownership of shares by Directors and Executive Officers below, shares are considered to be “beneficially” owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.

Stock Ownership of Directors and Executive Officers

          The following table sets forth certain information regarding ownership of the Company’s Common Stock with respect to each Director of the Company and North Valley Bank, and each current executive officer named in the Summary Compensation Table on page 18, as well as for all Directors and executive officers of the Company and North Valley Bank as a group. All of the shares of Common Stock of the Company shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of April 15, 2009. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column “Percent of Class.

[Intentionally Left Blank]

Beneficial Owner	Position	Beneficial Ownership(1)	Percent of Class(2)

William W. Cox(6)	Director,	18,218	*
	North Valley Bancorp
	North Valley Bank
Michael J. Cushman(5)	President and Chief Executive Officer and Director,	178,038	2.38%
	North Valley Bancorp
	North Valley Bank
Royce L. Friesen	Director,	73,515	*
	North Valley Bancorp
	North Valley Bank
Dante W. Ghidinelli(7)	Director,	63,636	*
	North Valley Bancorp
	North Valley Bank
Leo J. Graham(5)	General Counsel and Corporate Secretary	23,540	*
	North Valley Bancorp
	North Valley Bank
Kevin D. Hartwick(8)	Director,	97,626	1.30%
	North Valley Bancorp
	North Valley Bank
Roger B. Kohlmeier	Director,	42,460	*
	North Valley Bancorp
	North Valley Bank
Gary S. Litzsinger(5)	Executive Vice President and Chief Risk Officer	13,376	*
	North Valley Bancorp
	North Valley Bank
Scott R. Louis(5)	Executive Vice President and Chief Operating Officer	16,772	*
	North Valley Bancorp
	North Valley Bank
Martin A. Mariani(9)	Director,	67,424	*
	North Valley Bancorp
	North Valley Bank
Roger D. Nash(5)	Executive Vice President and Chief Credit Officer	14,586	*
	North Valley Bancorp
	North Valley Bank
Dolores M. Vellutini(10)	Director,	123,085	1.64%
	North Valley Bancorp
	North Valley Bank
Kevin R. Watson(5)	Executive Vice President and Chief Financial Officer	23,901	*
	North Valley Bancorp
	North Valley Bank
J.M.(“Mike”) Wells, Jr. (11)	Chairman,	141,222	1.88%
	North Valley Bancorp
	North Valley Bank

All Directors and Executive Officers as a group (14 persons) (12) (13) (14)		897,399	11.97%

(1)

Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1998 Employee Stock Incentive Plan, the North Valley Bancorp 1999 Director Stock Option Plan, and the 2008 Stock Incentive Plan with: 1,200 shares exercisable within 60 days of April 15, 2009 by Mr. Cox, 114,530 shares exercisable within 60 days of April 15, 2009 by Mr. Cushman; 4,200 shares exercisable within 60 days of April 15, 2009 by Mr. Friesen; 1,200 shares exercisable within 60 days of April 15, 2009 by Mr. Ghidinelli; 18,704 shares exercisable within 60 days of April 15, 2009 by Mr. Graham; 46,200 shares exercisable within 60 days of April 15, 2009 by Mr. Hartwick; 4,800 shares exercisable within 60 days of April 15, 2009 by Mr. Kohlmeier, 13,021 shares exercisable within 60 days of April 15, 2009 by Mr. Litzsinger; 8,940 shares exercisable within 60 days of April 15, 2009 by Mr. Louis; 4,800 shares exercisable within 60 days of April 15, 2009 by Mr. Mariani; 14,440 shares exercisable within 60 days of April 15, 2009 by Mr. Nash; 46,200 shares exercisable within 60 days of April 15, 2009 by Ms. Vellutini; 16,064 shares exercisable within 60 days of April 15, 2009 by Mr. Watson; and 1,200 shares exercisable within 60 days of April 15, 2009 by Mr. Wells. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2007, with: 3,159 shares allocated to Mr. Cushman, 686 shares allocated to Mr. Graham, 255 shares allocated to Mr. Litzsinger, 332 shares allocated to Mr. Louis, 146 shares allocated to Mr. Nash and 162 share allocated to Mr. Watson.

(2)	Includes stock options exercisable within 60 days of April 15, 2009. An “*” indicates less than one percent.

(3)	Intentionally omitted.

(4)	Intentionally omitted.

(5)

Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp and North Valley Bank; Kevin R. Watson is Executive Vice President and Chief Financial Officer of North Valley Bancorp and North Valley Bank; Scott R. Louis is Executive Vice President and Chief Operating Officer of North Valley Bancorp and North Valley Bank; Roger D. Nash is Executive Vice President and Chief Credit Officer of North Valley Bancorp and North Valley Bank; Gary S. Litzsinger is Executive Vice President and Chief Risk Officer of North Valley Bancorp and North Valley Bank; Leo J. Graham is General Counsel and Corporate Secretary of North Valley Bancorp and North Valley Bank (collectively, the “Executive Officers”).

(6)	Includes 915 shares held by Mr. Cox’s spouse and as to which Mr. Cox disclaims beneficial ownership.

(7)	Includes 20,861 shares held by Mr. Ghidinelli as Trustee for the Balma Grandchildren Trust.

(8)	Includes 420 shares held in custodian accounts for Mr. Hartwick’s children.

(9)	Includes 38,349 shares held by Mr. Mariani’s children and as to which Mr. Mariani disclaims beneficial ownership.

(10)	Includes 210 shares held by Ms. Vellutini’s spouse and 12,695 shares held by Ms. Vellutini’s son and as to which Ms. Vellutini disclaims beneficial ownership.

(11)

Includes 130,220 shares held by The Wells Family Trust, of which Mr. Wells is Trustee. Includes 1,750 shares held by Mr. Wells’ spouse and as to which Mr. Wells disclaims beneficial ownership. Includes 8,052 shares held by the Estate of Jean M. Wells, of which Mr. Wells is the Executor.

(12)	This group includes all current Executive Officers and Directors of the Company and its subsidiary, North Valley Bank.

(13)

See footnotes 5, 6, 8, 9 and 10. Includes 93,000 shares subject to options exercisable within 60 days of April 15, 2009 by the Directors under the 1999 Director Stock Option Plan and 202,499 shares subject to options exercisable within 60 days of April 15, 2009 by Messrs. Cox, Cushman, Friesen, Ghidinelli, Graham, Hartwick, Kohlmeier, Litzsinger, Louis, Mariani, Nash, Vellutini, Watson and Wells under the 1998 Employee Stock Incentive Plan and the 2008 Stock Incentive Plan.

(14)

In calculating the percentage of ownership, all shares which the identified person has the right to acquire by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

          Certain information with respect to the nine (9) nominees for Director of the Company is provided below:

          William W. Cox, CRE, CCIM, (age 61), a Director of the Company since February 1997. From April 1996 to 2008, he was owner and President of Cox Real Estate Consultants, Inc. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

          Michael J. Cushman (age 54), a Director of the Company since February 1999, is President and Chief Executive Officer of the Company and its subsidiary, North Valley Bank. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

          Royce L. Friesen, RPh. (age 70), a Director of the Company since May 1999, is Chairman of the Board of Owens Healthcare in Redding, California, having previously served as President, Chief Executive Officer and owner since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

          Dante W. Ghidinelli (age 61), a Director of the Company since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

          Kevin D. Hartwick (age 47), a Director of the Company since October 2000, has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California, since 1989.

          Roger B. Kohlmeier (age 69), a Director of the Company since August 2004, was founding President and Chief Executive Officer of Bank of Woodland which changed its name to Business & Professional Bank at which time he retired but continued on as Director until its sale to U.S. Bank of California in 1997. He is a graduate of California Polytechnic University of San Luis Obispo and is actively involved with the Economic Development Council and Woodland Health Care.

          Martin A. Mariani (age 52), a Director of the Company since August 2004, is a partner in Mariani Nut Company of Winters, California. He graduated from the University of California, Davis in 1978.

          Dolores M. Vellutini (age 71), a Director of the Company since October 2000. She is a developer and the owner of Vellutini Properties in Eureka, California.

          J. M. (“Mike”) Wells, Jr. (age 68), is Chairman and a founding member of the Board of Directors of the Company. Mr. Wells was formerly a member of the law firm of Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Wells had practiced law with that firm starting in 1972.

          Certain information with respect to the current Executive Officers of the Company and North Valley Bank (other than Michael J. Cushman, listed above as a Director) is provided below:

          Kevin R. Watson (age 43), has served as Executive Vice President and Chief Financial Officer of the Company and its subsidiary since March 2006. Prior to that, he served as Chief Financial Officer at Calnet Business Bank in Sacramento from January 2004 to March 2006. Prior to Calnet Business Bank, his experience includes serving as the Chief Financial Officer of California Independent Bancorp and Feather River State Bank from April 2001 to January 2004.

          Scott R. Louis (age 59), has served as Executive Vice President and Chief Operations Officer of the Company and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Operating Officer since joining the Company in April 2005. Prior to joining the Company, Mr. Louis served as First Vice President for Farmers and Merchants Bank in Lodi, California. Mr. Louis began his financial services career with Bank of America in 1971.

          Roger D. Nash (age 60), has served as Executive Vice President and Chief Credit Officer of the Company and its subsidiary since September 2006. Prior to that, he served as Chief Lending Officer of the Company and its subsidiary since joining the Company in October 2005. Prior to that, he served 35 years at Bank of America, most recently as Senior Vice President/Senior Client Manager in Visalia, California. While at Bank of America, he also served as Senior Vice President/Credit Risk Manager and as Senior Vice President in Business Lending.

          Gary S. Litzsinger (age 53), has served as Executive Vice President and Chief Risk Officer of the Company and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Risk Officer since joining the Company in July, 2004. Prior to joining the Company, Mr. Litzsinger served as Director of Audit and Risk Management for Humboldt Bancorp and Audit Manager for California Federal Savings Bank in Sacramento. He began his audit career in 1990 and obtained his California CPA license in 1994.

          Leo J. Graham (age 58), has served as the Corporate Secretary and General Counsel of the Company and its subsidiary since January 2004. Mr. Graham was formerly a member of the law firm of Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Graham had practiced law with that firm starting in 1978.

          None of the Company’s Directors is a director of any other company that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. There are no family relationships between any of the Directors and Executive Officers of the Company.

GOVERNANCE OF THE COMPANY

Code of Business Conduct and Ethics

          The Board of Directors of North Valley Bancorp believes the cornerstones of our business are honesty, truthfulness, integrity and ethics.

          In keeping with this belief, the Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to the Board of Directors and the officers and employees of the Company and North Valley Bank. The North Valley Bancorp Code of Business Conduct and Ethics is available through the Shareholders Relations link on the Company’s website at www.novb.com. A copy of the Code of Business Conduct and Ethics may be obtained without charge by submitting a request to the Corporate Secretary, P.O. Box 994630, Redding, CA 96099-4630.

Director Independence

          The Board of Directors of the Company has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the corporate governance listing standards of The NASDAQ Stock Market (“NASDAQ”).

          The Board of Directors has determined that a majority of the Board of Directors is comprised of “Independent Directors” within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Company, is not independent.

          The “Independent Directors” held four (4) regularly scheduled meetings during 2008 (executive sessions) at which only the “Independent Directors” were present.

Committees of the Board of Directors

          The Board of Directors of the Company has established the following committees of the Board: Audit, Nominating, Compensation and Executive/Corporate Governance.

          The current members of the Board and the Committees of the Board on which they serve are as follows:

Director	Audit Committee	Nominating Committee	Compensation Committee	Executive/ Corporate Governance Committee

William W. Cox (1)		*	*	*

Michael J. Cushman				*

Royce L. Friesen	*	**	**	*

Dante W. Ghidinelli (2)	**			*

Kevin D. Hartwick (2)	*

Roger B. Kohlmeier	*

Martin A. Mariani		*	*

Dolores M. Vellutini (2)	*

J. M. (“Mike”) Wells, Jr. (2)(3)	*	*	*	**

* Member
** Chairman

(1)	Mr. Cox is the Chairman of the Director’s Loan Committee of North Valley Bank.

(2)	Mr. Ghidinelli, Mr. Hartwick, Ms. Vellutini, and Mr. Wells also serve on the Director’s Loan Committee of North Valley Bank.

(3)	Mr. Wells as Chairman of the Company serves on all Board Committees.

Audit Committee

          The functions of the Audit Committee are more particularly described in the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that Chairman Dante W. Ghidinelli and Director Kevin D. Hartwick each qualify as a result of their accounting backgrounds as an Audit Committee Financial Expert as defined under the SOX, SEC rules and regulations and NASDAQ listing standards. The Audit Committee met six (6) times in 2008. For more information, see the “Audit Committee Report” on page 35.

Nominating Committee

          In 2004, the Board of Directors adopted a Nominating Committee Charter and appointed the initial members of the Nominating Committee. All of the members are “independent” within the requirements of SOX, SEC and NASDAQ. The Nominating Committee held one meeting in 2008. The functions of the Nominating Committee are more particularly described in the Nominating Committee Charter, which is attached to this Proxy Statement as Appendix B.

          The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee should mail or deliver written recommendations to the Nominating Committee addressed as follows: North Valley Bancorp Nominating Committee, P.O. Box 994630, Redding, CA 96099-4630. Each recommendation should include the experience of the candidate that qualifies the candidate for consideration as a potential director for evaluation by the Nominating Committee. Shareholders who wish to nominate a candidate for election to the Company’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee, are required to comply with the advance notice and any other requirements of the Company’s Bylaws, applicable laws and regulations.

Compensation Committee

          In 2004, the Board of Directors formed a Compensation Committee comprised solely of independent directors. This Committee reviews and recommends to the Board of Directors salaries, performance-based incentives, both annual and long term, and other matters relating to Compensation of the Executive Officers.

          The Compensation Committee also reviews and approves various other compensation policies and matters. The Compensation Committee held two (2) meetings in 2008. For more information, see the “Report of the Compensation Committee” on page 34.

Compensation Committee Interlocks and Insider Participation

          During the fiscal year 2008, Michael J. Cushman participated in deliberations of the Company’s Board of Directors concerning executive officer compensation for all Executive Officers, excluding himself.

Executive/Corporate Governance Committee

          The Company has an Executive/Corporate Governance Committee which functions to review, evaluate and make decisions on actions that are required between the regular meetings of the Board of Directors. In addition, this Committee functions to review and recommend to the Board of Directors principles, policies and procedures affecting the Board of Directors and its operation and effectiveness. The Committee further oversees the evaluation of the Board of Directors and its effectiveness. The Committee met one (1) time in 2008.

Meetings of the Board of Directors

          During 2008, the Board of Directors held four (4) regularly scheduled meetings and six (6) special meetings. In 2008, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

          The Company encourages the members of its Board of Directors to attend the Company’s annual meeting of shareholders each year. All of the Directors attended the Company’s annual meeting of shareholders held in 2008.

Shareholder Communications with Directors

          A shareholder who wishes to communicate directly with the Board of Directors, a Committee of the Board or an individual Director should send correspondence to:

Board of Directors (or Committee Name or Director’s Name)
c/o Corporate Secretary
North Valley Bancorp
P.O. Box 994630
Redding, California 96099-4630

          The Corporate Secretary has been instructed to forward such correspondence to the Board Committee or individual as addressed as soon as practicable. If it is marked “Personal and Confidential”, it will only be forwarded to the addressee. The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors and Executive Officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis, except that Director Martin A. Mariani failed to timely file a Form 4 reporting purchase activity of Company stock, which was addressed in the filing of a Form 5 on February 13, 2009.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

          The Board of Directors of North Valley Bancorp strives to ensure that its compensation plan is consistent with the strategic goals and objectives of the Company and maintains the standards of good corporate governance.

Philosophy

          All of the Company’s compensation programs are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Different programs are geared to short and longer-term performance with the goal of increasing stockholder value over the long term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. North Valley Bancorp believes the performance of every employee is important to its success and recognizes the importance of executive compensation and incentive programs to achieve improved performance.

          North Valley Bancorp believes that the compensation of its executives should reflect their success as a management team, rather than individuals, in attaining key operating objectives, such as growth of deposits, loans, maintaining credit quality, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for its stock. North Valley Bancorp believes that the performance of the executives in managing the Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. North Valley Bancorp also believes that their compensation should not be based on the short-term performance of the Company stock, whether favorable or unfavorable, but rather that the price of the Company stock will, in the long-term, reflect its operating performance, and ultimately, the management of the Company by its executives. North Valley Bancorp seeks to have the long-term performance of the Company stock reflected in executive compensation through stock option awards.

Overview of Compensation and Process

          Elements of compensation for corporate executives include: salary, bonus, stock option awards, deferred compensation plans, salary continuation plan, health, disability and life insurance, and perquisites. Base salaries are proposed for Executive Officers at the regularly scheduled December meeting of the Compensation Committee. At this meeting, the Compensation Committee also reviews and recommends the management incentive plan for the new fiscal year (the “Executive Discretionary Incentive Plan”) and recommends stock option awards for the Company’s Executive Officers and certain other eligible employees.

          At the beginning of each fiscal year, it has been the practice of the Compensation Committee to meet and review the history of all the elements of each Executive Officer’s total compensation over previous years and compare the compensation of the Executive Officers with that of the executive officers in an appropriate market place and industry comparison group. Typically, the Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to the Executive Officers who report to him. Such Executive Officers are not present at the time of these deliberations. The Chairman of the Board then makes compensation recommendations to the Compensation Committee with respect to the Chief Executive Officer, who is absent from that meeting. The Compensation Committee may accept or adjust such recommendations.

          North Valley Bancorp chooses to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of the Compensation Committee, which uses the following factors to determine the amount of salary and other benefits to pay each Executive Officer:

•	Performance against corporate and individual objectives for the previous year;
•	Value of their unique skills and capabilities to support long-term performance of the Company;
•	Achievement of strategic objectives;
•	Earnings per share;
•	Deposits and/or loan growth; and
•	Any of the above measures compared to peer or other companies.

          These elements fit into our overall compensation objectives by helping to secure the future potential of our operations, facilitating our strategic plan, providing proper compliance and regulatory compliance, and helping to create a cohesive team. Actual performance measures for the Executive Officers will be chosen by the Compensation Committee. During 2008, an outside benefits attorney was engaged by the Company to review non-qualified deferred compensation plans and to recommend changes to those plans to make them conform with IRS regulations and regulatory requirements and, further, to advise with regard to best practices concerning the structure and implementation of those plans.

EXECUTIVE COMPENSATION

          In 2008, because of the national economic downturn and, specifically, the impact such economic downturn was having on financial institutions across the country, the Company and its subsidiary bank experienced a drop-off in its operating results, compared to previous years. The Compensation Committee, in consultation with Chief Executive Officer Michael J. Cushman, evaluated the performance of the Chief Executive Officer and the other members of the Executive team in light of the overall poor economic conditions and the resulting impact on earnings of the Company. Based on those factors, the Compensation Committee determined that salaries of the Chief Executive Officer and Executive Officers for 2009 should remain at 2008 levels. The Compensation Committee also determined that incentive and performance bonuses, merit increases and related Executive Compensation should be suspended and, further, did not recommend any stock option grants in January 2009, as would ordinarily have been considered. This decision to “freeze” Executive Compensation was not driven by poor performance of the Executive Officers, but rather based on the lack of earnings of the Company during a nationwide economic downturn of a scale that has not been experienced in the banking industry for several generations. The Board of Directors ratified and approved the recommendations of the Compensation Committee at the January 2009 meeting of the Board.

Base Salary

          It is the goal of the Company’s Compensation Committee to establish salary compensation for its Executive Officers based on the Company’s operating performance relative to comparable peer companies over a three-year to five-year period. North Valley Bancorp believes this gives it the opportunity to attract and retain talented managerial employees, both at the senior executive level and below. As indicated above, 2009 salaries for the Executive Officers will remain unchanged from 2008 salaries.

Bonus

          The Executive Discretionary Incentive Plan is designed to reward the Company’s executives for the achievement of short-term financial goals, including increases in performance against peer banks, the achievement of short-term and long-term strategic goals, and overall financial performance of the Company. It is the Company’s general philosophy that management be rewarded for their performance as a team in the attainment of these goals, rather than individually. North Valley Bancorp believes that this is important to aligning our Executive Officers and promoting teamwork among them. Bonus percentages for Executive Officers were initially proposed by a compensation consultant based on an analysis of peer banks and industry sector considerations. Those basic percentages, which are discretionary with the Compensation Committee, have generally been followed in recent years. Those percentages are as follows: for Executive Officers other than the Chief Executive Officer, the range is 10% - 40% of base salary; and for the Chief Executive Officer, the range is 10% - 50% of base salary. Similarly, Executive Officers are eligible for discretionary incentive stock option awards based on the following percentages: for Executive Officers other than the Chief Executive Officer, the range is 0% - 5% of base salary as the number of options considered for award; and for the Chief Executive Officer, the range is 0% - 6% of base salary as the number of options considered for award.

          Although each Executive Officer is eligible to receive an award at the discretion of the Compensation Committee, the granting of the award as to any individual, officer or as a group, is first at the discretion of the Chief Executive Officer and then, based on his recommendation, at the discretion of the Compensation Committee and the entire Board of Directors. The Compensation Committee may choose whether to award a bonus and decides on the actual level of the award in light of all relevant factors after completion of the applicable fiscal year. As indicated above, no bonuses have been awarded to the Executive Officers for the year 2008.

          The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer (Principal Executive Officer) and the Executive Vice President and Chief Financial Officer (Principal Financial Officer) of the Company and all of the other Executive Officers for services in all capacities provided to the Company and North Valley Bank during 2008 and 2007:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)($)	Bonus (2)($)	Stock Awards ($)	Option Awards (3)($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)($)	All Other Compensation (5)($)	Total ($)

Michael J. Cushman	2008	$300,982	—	—	$70,966	—	$276,256	$13,095	$661,299
President and Chief	2007	$286,650	$124,000	—	$74,161	—	$254,744	$13,508	$753,063
Executive Officer

Kevin R. Watson	2008	$196,560	—	—	$28,266	—	$100,125	$20,090	$345,041
Executive Vice President	2007	$187,200	$63,648	—	$24,010	—	$80,821	$16,140	$371,819
and Chief Financial Officer

Scott R. Louis	2008	$161,700	—	—	$17,396	—	$50,383	$14,863	$244,342
Executive Vice President	2007	$154,000	$52,360	—	$13,637	—	$27,094	$14,137	$261,228
and Chief Operating Officer

Roger D. Nash	2008	$161,700	—	—	$24,958	—	$62,280	$14,403	$263,341
Executive Vice President	2007	$154,000	$52,360	—	$21,159	—	$29,980	$11,100	$268,599
and Chief Credit Officer

Gary S. Litzsinger	2008	$120,000	—	—	$18,490	—	$21,218	$8,489	$168,197
Executive Vice President	2007	$111,100	$35,885	—	$17,415	—	$18,670	$6,480	$189,550
and Chief Risk Officer

Leo J. Graham	2008	$179,000	—	—	$25,004	—	$172,642	$14,090	$390,736
General Counsel and	2007	$170,500	$57,382	—	$25,525	—	$143,658	$13,522	$410,587
Corporate Secretary

(1)	Base salary includes 401(k) Plan and Executive Deferred Compensation Plan (“EDCP”) contributions made by the named officers.

(2)	These bonus amounts were paid in 2008 attributable to 2007 performance, respectively.

(3)

The amount reported in this column is the dollar amount recognized for financial statement reporting purposes for 2008 and 2007 in accordance with FAS 123(R). The assumptions used to calculate FAS 123(R) fair value are described in Footnote 1 to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(4)

The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the individual’s salary continuation plan and the above-market or preferential earnings on any nonqualified deferred compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2007, the interest rate paid was10.40% and the above-market rate was determined to be 5.80%. For 2008, the interest rate paid was 10.072%, and the above-market rate was determined to be 5.20%.

(5)	Included in this column are perquisites described below in the table under the heading “Perquisites.”

Perquisites

          Executive Officers who participated in the North Valley Bancorp 401(k) Plan received matching funds, as did all employees of the Company who participated in the Plan. All of the Company’s employees and Executive Officers named in the Summary Compensation Table above are eligible to participate in the Company’s ESOP Plan. Executive Officers, in addition, are eligible to receive the same health and insurance benefits as made available to all other employees of the Company. In addition, the Executive Officers are eligible to participate in executive and key employee deferred compensation plans as discussed hereafter. Executive Officers also have certain 2008 and 2007 perquisites as follows:

Name and Principal Position	Year	Auto ($)	Club Memberships ($)	401K Matching ($)	ESOP ($)	Total ($)

Michael J. Cushman	2008	$646	$3,720	$5,199	$3,530	$13,095
President and Chief	2007	$2,350	$3,600	$3,850	$3,708	$13,508
Executive Officer

Kevin R. Watson	2008	$6,000	$3,660	$6,900	$3,530	$20,090
Executive Vice President	2007	$6,000	$3,540	$6,600	—	$16,140
and Chief Financial Officer

Scott R. Louis	2008	$1,850	$3,410	$6,406	$3,197	$14,863
Executive Vice President	2007	$1,850	$3,590	$6,058	$2,639	$14,137
and Chief Operating Officer

Roger D. Nash	2008	$1,450	$3,720	$6,046	$3,187	$14,403
Executive Vice President	2007	$1,450	$3,595	$6,055	—	$11,100
and Chief Credit Officer

Gary S. Litzsinger	2008	$1,450	—	$4,711	$2,328	$8,489
Executive Vice President	2007	$1,450	—	$2,916	$2,114	$6,480
and Chief Risk Officer

Leo J. Graham	2008	—	$3,660	$6,900	$3,530	$14,090
General Counsel and	2007	—	$3,540	$6,600	$3,382	$13,522
Corporate Secretary

Stock Option Awards

          North Valley Bancorp intends that its stock option award program be the primary vehicle for offering long-term incentives and rewarding its Executive Officers and key employees. The Company also regards its stock option award program as a key retention tool. This is a very important factor in its determination of the type of option award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of the Company’s Common Stock, North Valley Bancorp has always believed that granting stock options is the best method of motivating the Executive Officers to manage the Company in a manner that is consistent with the interests of the Company and its shareholders.

Timing of Grants

          Stock options to the Company’s Executive Officers and other key employees are typically granted annually in conjunction with a review of the individual performance of its Executive Officers. This review takes place at the regularly scheduled meeting of the Compensation Committee, which is held in conjunction with the quarterly meeting of the Board in January following the fiscal year under consideration. Grants to newly hired employees are effective on the date of grant as consideration for the hiring of the new employee. The exercise price of all stock options is set at the closing price of the day of Common Stock as reported on the NASDAQ Global Select Market on the date of grant.

2008 GRANTS OF PLAN-BASED AWARDS TABLE

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (1)(#)	Exercise or Base Price of Option Awards (2)($ / Sh)	Grant Date Fair Value of Stock and Option Awards (3)($)

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael J. Cushman	01/24/08	—	—	—	—	—	—	—	18,059	$13.01	$54,721
	11/20/08								58,833	$4.79	$37,350
Kevin R. Watson	01/24/08	—	—	—	—	—	—	—	9,360	$13.01	$28,362
	11/20/08								9,296	$4.79	$5,902
Scott R. Louis	01/24/08	—	—	—	—	—	—	—	7,700	$13.01	$23,332
	11/20/08								5,530	$4.79	$3,511
Roger D. Nash	01/24/08	—	—	—	—	—	—	—	7,700	$13.01	$23,332
	11/20/08								8,155	$4.79	$5,177
Gary S. Litzsinger	01/24/08	—	—	—	—	—	—	—	5,555	$13.01	$16,832
	11/20/08								6,511	$4.79	$4,134
Leo J. Graham	01/24/08	—	—	—	—	—	—	—	8,525	$13.01	$25,832
	11/20/08	—	—	—	—	—	—	—	9,549	$4.79	$6,062

(1)

Options granted under the 1998 Employee Stock Incentive Plan (the “1998 Plan”) and the 2008 Stock Incentive Plan (the “2008 Plan”) are either incentive options or non-statutory options and became exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten years from the date of grant. Upon a change in control of North Valley Bancorp, all outstanding options under the 1998 Plan and 2008 Plan will become fully vested and exercisable. Options granted under the 1998 Plan and 2008 Plan are adjusted to protect against dilution in the event of certain changes in North Valley Bancorp’s capitalization, including stock splits and stock dividends. All options granted to the Executive Officers in 2008 are incentive stock options and have an exercise price equal to the fair market value of North Valley Bancorp Common Stock on the date of grant.

(2)	The exercise price was determined based upon the closing price of North Valley Bancorp Common Stock as reported on The NASDAQ Global Select Market on the grant date.

(3)

The Black-Scholes option-pricing model was used to estimate the grant date fair value of the options in this column. Use of this model should not be construed as an endorsement of its accuracy. All stock option pricing models require predictions about the future movement of the stock price. Options awarded January 24, 2008 were valued at $3.03 per share in accordance with FAS 123(R). The assumptions used to develop the January 24, 2008 grant date valuations were: risk-free rate of return of 3.67%, dividend rate of 3.08%, volatility rate of 27.08%, and an average term of 6.52 years. Options awarded November 20, 2008 were valued at $.63 per share in accordance with FAS 123(R). The assumptions used to develop the November 20, 2008 grant date valuations were: risk-free rate of return of 2.43%, dividend rate of 8.20%, volatility rate of 34.94%, and an average term of 6.86 years. The real value of the options in this table will depend on the actual performance of the Company’s Common Stock during the applicable period and the fair market value of the Company’s Common Stock on the date the options are exercised.

Outstanding Equity Awards At Fiscal Year-End

          The following table summarizes information about the options, warrants and rights and other equity compensation under the Company’s equity plans as of December 31, 2008, for each of the Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards							Stock Awards

										Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
					Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)

	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)
						Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Name	Exercisable		Unexercisable

Michael J. Cushman	33,750	(1)	—		—	$8.58	2/16/2009	—	—	—	—
	14,859	(2)	—		—	$8.87	4/26/2011	—	—	—	—
	10,638	(3)	—		—	$9.40	1/24/2012	—	—	—	—
	15,000	(4)	—		—	$10.24	7/25/2012	—	—	—	—
	18,900	(5)	—		—	$13.06	1/30/2013	—	—	—	—
	12,000	(6)	—		—	$15.72	1/20/2014	—	—	—	—
	11,970	(7)	2,993	(7)	—	$19.86	1/20/2015	—	—	—	—
	8,977	(8)	5,986	(8)	—	$17.95	2/3/2016	—	—	—	—
	5,985	(13)	8,978	(13)	—	$20.03	1/25/2017	—	—	—	—
	3,611	(14)	14,448	(14)	—	$13.01	1/24/2018	—	—	—	—
	—	(15)	58,833	(15)		$4.79	11/20/2018

Kevin R. Watson	6,000	(9)	4,000	(9)	—	$16.38	4/27/2016	—	—	—	—
	2,880	(13)	4,320	(13)	—	$20.03	1/25/2017	—	—	—	—
	1,872	(14)	7,488	(14)		$13.01	1/24/2018
	—	(15)	9,296	(15)		$4.79	11/20/2018

Scott R. Louis	2,000	(10)	500	(10)	—	$17.63	4/28/2015	—	—	—	—
	2,240	(13)	3,360	(13)		$20.03	1/25/2017
	1,540	(14)	6,160	(14)		$13.01	1/24/2018
	—	(15)	5,530	(15)		$4.79	11/20/2018

Roger D. Nash	8,000	(11)	2,000	(11)	—	$17.00	10/20/2015	—	—	—	—
	2,240	(13)	3,360	(13)	—	$20.03	1/25/2017	—	—	—	—
	1,540	(14)	6,160	(14)		$13.01	1/24/2018
	—	(15)	8,155	(15)		$4.79	11/20/2018

Gary S. Litzsinger	4,000	(12)	—	(12)	—	$16.18	8/5/2014	—	—	—	—
	1,600	(7)	400	(7)	—	$19.86	1/20/2015	—	—	—	—
	1,713	(8)	1,143	(8)	—	$17.95	2/3/2016	—	—	—	—
	1,676	(13)	2,516	(13)	—	$20.03	1/25/2017	—	—	—	—
	1,111	(14)	4,444	(14)		$13.01	1/24/2018
	—	(15)	6,511	(15)		$4.79	11/20/2018

Leo J. Graham	5,000	(6)	—	(6)	—	$15.72	1/20/2014	—	—	—	—
	2,400	(7)	600	(7)	—	$19.86	1/20/2015	—	—	—	—
	2,520	(8)	1,680	(8)	—	$17.95	2/3/2016	—	—	—	—
	2,623	(13)	3,935	(13)	—	$20.03	1/25/2017	—	—	—	—
	1,705	(14)	6,820	(14)		$13.01	1/24/2018
	—	(15)	9,549	(15)		$4.79	11/20/2018

(1)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at February 16, 2003.
(2)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at April 26, 2005.
(3)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 24, 2006.
(4)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at July 25, 2006.
(5)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 30, 2007.
(6)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 20, 2008.
(7)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at January 20, 2008 with the remaining vesting to occur on January 20, 2009.
(8)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at February 3, 2008 with the remaining vesting to occur on February 3, 2009 and 2010.
(9)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at April 27, 2008 with the remaining vesting to occur on April 27, 2009 and 2010.
(10)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at April 28, 2008 with the remaining vesting to occur on April 28, 2009.
(11)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at October 20, 2008 with the remaining vesting to occur on October 20, 2009.
(12)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at August 5, 2008.
(13)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 40% were vested at January 25, 2008 with the remaining vesting to occur on January 25, 2009, 2010 and 2011.
(14)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 20% were vested at January 24, 2008 with the remaining vesting to occur on January 24, 2009, 2010 and 2011.
(15)	These stock options vest 20% per year over the next five years; 0% were vested at November 20, 2008 with the remaining vesting to occur on November 20, 2009, 2010, 2011, 2012 and 2013.

Options Exercised and Stock Vested

          The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal year 2008 for each of the Executive Officers.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

Michael J. Cushman	—	—	—	—
Kevin R. Watson	—	—	—	—
Scott R. Louis	—	—	—	—
Roger D. Nash	—	—	—	—
Gary S. Litzsinger	—	—	—	—
Leo J. Graham	—	—	—	—

Equity Compensation Plan Information

          The following table summarizes information about the options, warrants, and rights and other equity compensation under the Company’s equity plans as of December 31, 2008.

EQUITY COMPENSATION PLANS

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants, and rights (#)	Weighted- average exercise price of outstanding options, warrants, and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)

Equity Compensation Plans approved by security holders (1)	987,402	$9.74	371,055

Equity Compensation Plans not approved by security holders	None	N/A	N/A

				>
Total	987,402	$9.74	371,055

(1)

Includes options to purchase shares of Company Common Stock under the following shareholder-approved plans: North Valley Bancorp 1989 Director Stock Option Plan, North Valley Bancorp 1998 Employee Stock Incentive Plan, North Valley Bancorp 1999 Director Stock Option Plan and 2008 Stock Incentive Plan.

Employment Agreements

          The Company entered into an Employment Agreement with Michael J. Cushman in 2001. The Company entered into an Employment Agreement with Leo J. Graham in 2004, revised in 2006. The Company entered into Employment Agreements with Gary S. Litzsinger, Scott R. Louis and Roger D. Nash during 2005. The Company entered into an Employment Agreement with Kevin R. Watson in 2006.

          The Employment Agreement entered into in 2001 with Mr. Cushman had an initial term of three years with annual renewals. The Employment Agreements with Messrs. Watson, Louis, Nash, Litzsinger, and Graham have an initial term of one year and provide that they will be extended for additional one-year periods, or be at will, unless either the employee or the employer gives notice of non-renewal before the end of the term or extended term. All of the Employment Agreements have been extended at their annual anniversary dates upon the same terms and conditions, except for Mr. Cushman, whose Employment Agreement has been extended annually since the end of its initial three year term upon the same terms and conditions. The compensation paid to each of Messrs. Cushman, Watson, Louis, Nash, Litzsinger, and Graham for years 2008 and 2007 under the terms of their respective Employment Agreements is set forth in the Summary Compensation Table on page 18 of this Proxy Statement.

          Under the terms of their respective Employment Agreements, all Executive Officers are eligible to participate in the Executive Deferred Compensation Plan and the Salary Continuation Agreements (see discussion below) and are entitled to all other benefits made available to employees of the Company generally.

          All Executive Officers are entitled to severance pay upon termination by the Company without cause in an amount ranging from six months to 24 months of current base salary, except Mr. Cushman who is also entitled to a pro rata share of his annual incentive compensation for the prior year.

POST-EMPLOYMENT COMPENSATION

Salary Continuation Agreements

          The Company has entered into a Salary Continuation Agreement with each of the Executive Officers. The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of eight (8) to ten (10) years with credit for prior service or as determined by the Chief Executive Officer and the Board of Directors:

          (1)          Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to sixty percent (60%) of the executive’s compensation at the time of retirement (age 65) or a lesser amount as determined by the Chief Executive Officer and the Board of Directors.

          (2)          Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit.

          (3)          Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

          (4)          Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.

          (5)          Change of Control Benefit. The change of control benefit is an amount determined as follows: Executive Officer’s Fully Vested Present Value Benefit payable at age 65 for the current plan year plus two times the Executive Officer’s current Plan Year Compensation (except with respect to the Chief Executive Officer, which is 2.99 times plan year compensation). This benefit is payable only in the event of a change in control as defined in the Salary Continuation Agreement and is limited by the provisions of Internal Revenue Code section 280(g).

          In consulting with its compensation consultant, Clark Consulting, the Company determined that it would be more cost effective for the Company to acquire prepaid policies of life insurance to fund these anticipated future obligations than to pay annual premiums. The Company, as a result of acquiring the prepaid policies, will have cash values in the policies in excess of the amount paid for those policies.

          The Company and the Executive Officers who have Salary Continuation Agreements have entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company on their lives.

          The following table illustrates the approximate annual retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee’s life or for 20 years (whichever is greater):

ANNUAL RETIREMENT INCOME
Years of Credited Service

Final Average
Compensation	1	2	3	4	5

$100,000	$6,000	$12,000	$18,000	$24,000	$30,000
120,000	7,200	14,400	21,600	28,800	36,000
140,000	8,400	16,800	25,200	33,600	42,000
160,000	9,600	19,200	28,800	38,400	48,000
180,000	10,800	21,600	32,400	43,200	54,000
200,000	12,000	24,000	36,000	48,000	60,000
250,000	15,000	30,000	45,000	60,000	75,000
300,000	18,000	36,000	54,000	72,000	90,000

Final Average
Compensation	6	7	8	9	10

$100,000	$36,000	$42,000	$48,000	$54,000	$60,000
120,000	43,200	50,400	57,600	64,800	72,000
140,000	50,400	58,800	67,200	75,600	84,000
160,000	57,600	67,200	76,800	86,400	96,000
180,000	64,800	75,600	86,400	97,200	108,000
200,000	72,000	84,000	96,000	109,000	121,000
250,000	90,000	105,000	120,000	135,000	150,000
300,000	108,000	126,000	144,000	162,000	180,000

          Mr. Cushman began accruing retirement benefits under his Salary Continuation Agreement effective January 1, 2001, and is fully vested. Messrs. Watson, Louis, Nash, Litzsinger, and Graham began accruing retirement benefits under their Salary Continuation Agreements according to their respective hire dates.

          As of December 31, 2008, the Company’s aggregate accrued obligations under all Salary Continuation Agreements were $5,264,000 (includes obligations to retirees under old plans).

          The following table summarizes the retirement benefits payable to the Executive Officers as of December 31, 2008.

PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Michael J. Cushman	Salary Continuation Plan	11	$1,191,766	—
Kevin R. Watson	Salary Continuation Plan	2	$80,235	—
Scott R. Louis	Salary Continuation Plan	3	$110,066	—
Roger D. Nash	Salary Continuation Plan	3	$156,049	—
Gary S. Litzsinger	Salary Continuation Plan	4	$100,576	—
Leo J. Graham	Salary Continuation Plan	5	$393,261	—

Executive Deferred Compensation Plan

          The Executive Deferred Compensation Plan (“EDCP”), adopted by the Directors of the Company and North Valley Bank effective January 1, 2001 and restated effective January 1, 2007, is a nonqualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Company’s promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a nonqualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

          The EDCP is embodied in a written agreement between the plan sponsor and the executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

          As of December 31, 2008, the Company’s aggregate accrued obligations under all executive deferred compensation plans were $212,000.

          The following table summarizes the nonqualified deferred compensation benefits payable to the Executive Officers as of December 31, 2008.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year (1)($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Michael J. Cushman	—	—	$7,213	—	$75,579
Kevin R. Watson	—	—	$258	$30,399	—
Scott R. Louis	—	—	$1,097	$129,374	—
Roger D. Nash	—	—	$499	$58,882	—
Gary S. Litzsinger	$4,263	—	$1,536	—	$17,208
Leo J. Graham	—	—	$807	—	$8,456

(1)	Earnings credited to the accounts are based upon the terms of the Deferred Compensation Plan. The rate credited for 2008 was 10.072%.

Change in Control Agreements

          In the event of a sale, dissolution or liquidation of the Company or a merger or a consolidation in which the Company is not the surviving or resulting Company, a “change in control” occurs.

          All of the Executive Officers are, upon a change in control of the Company, entitled under their Employment Agreements to receive the “change in control” benefits described in their Salary Continuation Agreements (see discussion of Salary Continuation Agreements above).

          All options outstanding under the 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan, the 1999 Director Stock Option Plan, and the 2008 Stock Incentive Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Company stock option plan is set forth below.

          The North Valley Bank Executive Deferred Compensation Agreements and North Valley Bank Executive Salary Continuation Agreements provide for the acceleration of the payment of benefits to Executive Officers thereunder upon a change in control of the Company. Summary information regarding such agreements is set forth below, as of December 31, 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name		(1)

Michael J. Cushman	Payment of Three-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$2,467,399
Kevin R. Watson	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$879,040
Scott R. Louis	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$757,859
Roger D. Nash	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$807,105
Gary S. Litzsinger	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$539,616
Leo J. Graham	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$1,222,793

(1)

Each amount shown in this column is the maximum, as the individual Agreements limit the amount of payment to any Executive Officer as a result of a change in control, including the value of acceleration of any equity awards and salary continuation plans, to the maximum amount permissible to avoid an “excess parachute payment” under Section 280(g) of the Internal Revenue Code.

DIRECTOR COMPENSATION

Director Deferred Fee Plan

          The Director Deferred Fee Plan (“DDFP”), adopted by the Directors of the Company and North Valley Bank effective January 1, 2001 and restated effective January 1, 2007, is a nonqualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Company’s promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a nonqualified plan. Accordingly, this plan is only made available to outside directors without regard to the nondiscrimination requirements of qualified plans. The DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

          The Company and the Directors who have DDFP Agreements have also entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company and North Valley Bank on their lives.

          The DDFP is embodied in a written agreement between the plan sponsor and the Director selected to participate in the plan. The Agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of Board membership prior to retirement. The Agreement provides for full vesting of deferred amounts since the Director is setting aside his or her current fees. If the individual leaves, the account balance would be paid according to the terms specified in the Agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

          As of December 31, 2008, the Company’s aggregate accrued obligations under the Directors Deferred Fee Plan were $2,852,000.

Components of Director Compensation

          North Valley Bancorp reviews the level of compensation of its non-employee Directors on an annual basis. To determine whether the current level of compensation for its non-employee Directors is appropriate, North Valley Bancorp has historically obtained data from a number of different sources including:

•	Publicly available data describing director compensation in peer companies;
•	Data provided by the California Banker’s Association with regard to director compensation;
•	Information obtained directly from other companies.

          During 2008, each Director (other than the Chairman) of North Valley Bancorp was paid $3,000 per quarterly meeting of the Board of Directors and each Director (other than the Chairman) of North Valley Bank was paid $500 per monthly meeting of the Board of Directors. Payments for attendance at Loan Committee meetings of North Valley Bank during 2008 were $250 per meeting. The Chairman of the Board of Directors of the Company was paid $5,000 for each quarterly meeting of the Board of Directors and the Chairman of the Board of Directors of North Valley Bank was paid $850 for each Board of Directors meeting during 2008. The Chairman of the Loan Committee was paid $350 per meeting during 2008. The Chairman of the Audit Committee was paid a quarterly fee of $1,000 during 2008. The Chairman of the Compensation Committee was paid a quarterly fee of $850 during 2008.

          Commencing in 1998, each non-employee Director of the Company has received an award of shares of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan and continued under the 2008 Stock Incentive Plan. Each award is fully vested when granted to the outside Director. Each Director of the Company received 900 shares of Common Stock as his or her annual retainer in 2008.

          During 2008, cash compensation paid to non-employee Directors of the Company totaled $20,550 and payment of additional Director Compensation of $167,000 was deferred under the DDFP. In 2008, the non-employee Directors received a stock option grant of 133,420 shares. Directors electing coverage under the group health insurance plan available to employees of the Company have been required to pay 100% of their health insurance premiums since January 1989.

          The following table sets forth information with regard to compensation earned by non-employee Directors in 2008. Compensation earned by the only employee Director, Michael J. Cushman, is described in the “Executive Compensation” section above.

DIRECTOR COMPENSATION TABLE

Name (1)	Fees Earned or Paid in Cash (2)($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)($)	All Other Compensation ($)	Total ($)

William W. Cox	$22,900	$4,428	$3,768	—	$17,348	—	$48,444
Royce L. Friesen	$21,400	$4,428	$3,548	—	$11,856	—	$41,231
Dante W. Ghidinelli	$25,750	$4,428	$3,762	—	$10,212	—	$44,152
Kevin D. Hartwick	$21,250	$4,428	$3,762	—	$9,344	—	$38,783
Roger B. Kohlmeier	$20,550	$4,428	$14,129	—	—	—	$39,107
Martin A. Mariani	$19,500	$4,428	$14,129	—	$2,525	—	$40,582
Dolores M. Vellutini	$21,250	$4,428	$3,762	—	$8,534	—	$37,974
J.M. Wells, Jr.	$34,950	$4,428	$3,711	—	$36,920	—	$80,008

(1)	Includes only Directors who served during 2008.

(2)	Includes cash payments made to Directors of North Valley Bancorp for meetings attended during 2008.

(3)

The amounts in this column represent the above-market or preferential earnings on any nonqualified compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2008, the interest rate paid was 10.072%, and the above-market rate was determined to be 5.20%.

          The following table shows the aggregate number of stock awards and option awards outstanding for each non-employee Director as of December 31, 2008. On January 24, 2008, 3,000 stock options were granted to William W. Cox, Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Dolores M. Vellutini, and J. M. “Mike” Wells, Jr. and 12,000 stock options were granted to Roger B. Kohlmeier and Martin A. Mariani pursuant to the 1998 Employee Stock Incentive Plan. As part of his or her annual retainer for 2008, 900 shares of Common Stock were awarded pursuant to the 2008 Stock Incentive Plan. The following stock option shares were granted on November 20, 2008, pursuant to the 2008 Stock Incentive Plan: 17,220 to William W. Cox, 2,100 to Royce L. Friesen, 16,800 to Dante W. Ghidinelli, 16,800 to Kevin D Hartwick, 4,200 to Roger B. Kohlmeier, 4,200 to Martin A. Mariani, 16,800 to Dolores Vellutini and 13,300 to J.M. “Mike” Wells, Jr.

Name	Aggregate Stock Awards Outstanding as of 12/31/08 (1)(#)	Aggregate Option Awards Outstanding as of 12/31/08 (#)	Grant Date Fair Value of Stock and Option Awards Made during 2008 ($)

William W. Cox	900	66,420	$24,451
Royce L. Friesen	900	8,100	$14,852
Dante W. Ghidinelli	900	64,800	$24,184
Kevin D. Hartwick	900	64,800	$24,184
Roger B. Kohlmeier	900	16,200	$43,456
Martin A. Mariani	900	16,200	$43,456
Dolores M. Vellutini	900	64,800	$24,184
J.M. Wells, Jr.	900	51,300	$21,962

(1)	The 900 shares of Common Stock represent the annual retainer grant pursuant to the 2008 Stock Incentive Plan.

North Valley Bancorp 1989 Director Stock Option Plan

          Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the “1989 Director Plan”), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Company at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically received every January a non-statutory stock option to purchase 1,000 shares of the Company’s Common Stock. Effective upon adoption of the North Valley Bancorp 1999 Director Stock Option Plan, no further grants of options have been made under the 1989 Director Plan. As of April 15, 2009, there were no outstanding options to purchase shares of Common Stock pursuant to the 1989 Director Plan.

North Valley Bancorp 1998 Employee Stock Incentive Plan

          The North Valley Bancorp 1998 Employee Stock Incentive Plan (the “Stock Incentive Plan”) was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Company at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be awarded as options under the Stock Incentive Plan consist of 600,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines “key employee” as a common-law employee of the Company, its parent or any subsidiary of the Company, an “outside director,” or a consultant or advisor who provides services to the Company, its parent or any subsidiary of the Company. For purposes of the Stock Incentive Plan, an “outside director” is defined as a member of the Board who is not a common-law employee of the Company, its parent or any subsidiary of the Company.

          Pursuant to the Stock Incentive Plan, as of April 15, 2009, there were outstanding options to purchase 421,290 shares of Company Common Stock. As provided in the Stock Incentive Plan, the authorization to award incentive stock options terminated on February 19, 2008.

          The Stock Incentive Plan is administered by a committee of the Board of Directors. As of April 15, 2009, the Committee members are Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

          In the event that the Company is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving Company or its parent, for their continuation by the Company (if the Company is a surviving Company), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 1999 Director Stock Option Plan

          On April 1, 1999, the Board of Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the “1999 Director Stock Option Plan”), pursuant to which all members of the Board of Directors are eligible for the award of non-statutory stock options to purchase shares of the Company’s Common Stock. Non-statutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          The 1999 Director Stock Option Plan replaced the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the “1989 Director Plan”) and was approved by the shareholders at the 1999 Annual Meeting.

          The 1999 Director Stock Option Plan is administered by the Board of Directors. All awards of options are at the discretion of the Board of Directors. The Board of Directors has the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.

          All members of the Board of Directors of the Company and North Valley Bank, including employees of the Company who are directors, are eligible to participate in the 1999 Director Stock Option Plan. As of April 15, 2009, there were nine Directors eligible to participate in the 1999 Director Stock Option Plan.

          Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Company’s Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to ten percent of the total shares of the Company’s Common Stock issued and outstanding from time to time. As of April 15, 2009, there were options outstanding under the 1999 Director Stock Option Plan for the purchase of 93,000 shares of Common Stock. On the same date, there were 7,495,817 shares of Common Stock issued and outstanding. Thus, as of April 15, 2009, a total of 225,767 shares of Common Stock were available for the grant of additional options under the 1999 Director Stock Option Plan.

          The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Company are changed into or exchanged for a different number of kind of shares of stock or other securities of the Company or other Company, whether by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other changes.

          The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Company and any reorganization, merger or consolidation in which the Company is not the surviving or resulting Company. If the Company is not the surviving or resulting Company, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option’s vesting schedule.

          Options granted under the 1999 Director Stock Option Plan may only be non-statutory stock options. Each option will be 20 percent exercisable or “vested” immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options is 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. As long as the Company’s Common Stock is listed on The NASDAQ Stock Market, such fair market value shall be equal to the last transaction price reported for such date on The NASDAQ Global Select Market.

          Each option granted under the 1999 Director Stock Option Plan has a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

          The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Company only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously awarded option, without the optionee’s consent.

          No taxable income is recognized by an optionee upon the award of a non-statutory stock option under the 1999 Director Stock Option Plan. The exercise of a non-statutory stock option awarded under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Company will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Company of shares of Company Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Company.

North Valley Bancorp 2008 Stock Incentive Plan

          The North Valley Bancorp 2008 Stock Incentive Plan (the “2008 Stock Incentive Plan”) was adopted by the Board of Directors in February 2008 and approved by the shareholders of the Company at the 2008 Annual Meeting. The 2008 Stock Incentive Plan provides for the grant to key employees of stock options, which may consist of incentive stock options or non-statutory stock options. The 2008 Stock Incentive Plan also provides for the grant to outside directors, and to consultants and advisers to the Company, of stock options, all of which must be non-statutory stock options. The shares of Common Stock authorized to be awarded as options under the 2008 Stock Incentive Plan consist of 400,000 shares and shall be increased by a number of shares of Common Stock equal to 2% of the total number of the shares of Common Stock of the Company outstanding at the end of the most recently concluded calendar year. The vesting period is generally four years; however the vesting period can be modified at the discretion of the Company’s Board of Directors, and for all options granted in the fourth quarter in 2008 the vesting period is five years. The 2008 Stock Incentive Plan defines “key employee” as a common-law employee of the Company, its parent or any subsidiary of the Company, an “outside director,” or a consultant or advisor who provides services to the Company, its parent or any subsidiary of the Company. For purposes of the 2008 Stock Incentive Plan, an “outside director” is defined as a member of the Board who is not a common-law employee of the Company, its parent or any subsidiary of the Company.

          Pursuant to the 2008 Stock Incentive Plan, as of April 15, 2009, there were outstanding options to purchase 261,212 shares of Company Common Stock.

          The award in 2008 of 900 shares of Common Stock to each outside director as an annual retainer under the Plan is fully taxable at the time of the grant. The Company receives a compensation expense deduction in the same amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

          The 2008 Stock Incentive Plan is administered by a committee of the Board of Directors. As of April 15, 2009, the Committee members are Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

          In the event that the Company is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving Company or its parent, for their continuation by the Company (if the Company is a surviving Company), for accelerated vesting and accelerated expiration, or for settlement in cash.

REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee consists of the following members of the Company’s Board of Directors: Royce L. Friesen (Chairman), William W. Cox and Martin A. Mariani. All members of the Committee are independent as defined under SOX, the rules and regulations of the SEC and the corporate governance listing standards of NASDAQ.

          The Compensation Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long-term, and other matters relating to the compensation of the Chief Executive Officer and the Chief Executive Officer’s recommendations as to Executive Officers, taking into consideration non-salary based benefits in the form of Company paid expenses for car allowances and club memberships. The Committee determines the base salary for the Chief Executive Officer by: (1) examining the Company’s performance against its preset goals, (2) examining the Company’s performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Company’s market area. In January 2008, the Committee recommended, and the Board approved, the following executive salaries effective February 1, 2008: Mr. Cushman’s annual salary of $300,982; Mr. Watson’s annual salary of $196,560; Mr. Louis’ annual salary of $161,700; Mr. Nash’s annual salary of $161,700; Mr. Litzsinger’s annual salary of $120,000, and Mr. Graham’s annual salary of $179,008. The base salary levels for all Executive Officers were frozen at the start of 2009, remaining unchanged from 2008. The Compensation Committee determined in consultation with President and Chief Executive Officer, Michael J. Cushman, that all Executive Officer compensation be frozen at 2008 levels, and that no incentive bonuses or merit increases be paid for 2008. The Compensation Committee also suspended the award of incentive stock option grants that normally would be granted in January of 2009 for performance in 2008. The basis for the suspension of incentive bonus compensation and merit increase to base salary was because of the economic downturn nationwide and in California that has negatively affected the earnings of the Company. The Board of Directors approved the recommendations of the Compensation Committee.

          The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the North Valley Bancorp Annual Report on Form 10-K for the year ended December 31, 2008.

Submitted by:

Royce L. Friesen, Chairman
William W. Cox
Martin A. Mariani

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE ABOVE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

          The Company has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exception of loans made by North Valley Bank (see “Indebtedness of Management” below). There have been no transactions, or series of similar transactions, during 2008, or any currently proposed transaction, or series of similar transactions, to which the Company or North Valley Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of the Company or North Valley Bank, or any shareholder owning of record or beneficially 5% or more of North Valley Bancorp Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

          Through its banking subsidiary, North Valley Bank, the Company has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company’s Directors, Executive Officers, holders of five percent or more of the Company’s Common Stock and members of the immediate family of any of the foregoing persons, including transactions with companies or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated persons. Management believes that in 2008 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features. All loans and other extensions of credit made by North Valley Bank to the Directors and Executive Officers of the Company and North Valley Bank are made in compliance with the applicable restrictions of Section 22 of the Federal Reserve Act and Regulation O of the Board of Governors of the Federal Reserve System.

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee consists of the following members of the Company’s Board of Directors: Dante W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm.

          Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and generally accepted accounting principles and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

          The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The

Committee’s primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Company’s independent registered public accounting firm and internal audit department; (3) evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent registered public accounting firm, financial and senior management, counsel, the internal audit department and the Board of Directors.

          The Audit Committee has been updated quarterly on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the Company’s internal control assessment process, management’s assessment with respect thereto and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting.

          It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on the Company’s financial statements and internal control over financial reporting. Furthermore, the Committee’s discussions with management and the independent registered public accounting firm do not provide the Committee with any other independent basis to determine or assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm are in fact “independent.”

          The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008 with management and Perry-Smith LLP, the Company’s independent registered public accountants. The Audit Committee has also discussed with Perry-Smith LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Perry-Smith LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Perry-Smith LLP with that firm.

          The Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission and has recommended ratification of Perry-Smith LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year 2009.

Submitted by:

Dante W. Ghidinelli (Chairman)
Royce L. Friesen
Kevin D. Hartwick
Roger B. Kohlmeier
Dolores M. Vellutini

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE ABOVE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

          The firm of Perry-Smith LLP, which served the Company as Independent Registered Public Accounting Firm for the 2008 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Company as the Company’s Independent Registered Public Accounting Firm for the 2009 fiscal year. Perry-Smith LLP has no interest, financial or otherwise, in the Company. All Proxies will be voted for the ratification of the appointment of Perry-Smith LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Perry-Smith LLP should for any reason decline or be unable to act as Independent Registered Public Accounting Firm, the Proxies will be voted for a substitute independent registered public accounting firm to be designated by the Audit Committee.

          A representative of Perry-Smith LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Meeting.

          The Audit Committee of the Board of Directors of the Company approved each professional service rendered by Perry-Smith LLP during the 2008 fiscal year and considered whether the provision of non-audit services is compatible with maintaining their independence.

          During the period covering the fiscal years ended December 31, 2008 and 2007, Perry-Smith LLP performed the professional services described below. No other services were provided in 2008 and 2007.

Description	2008	2007

Audit Fees (1)	$284,000	$285,000
Audit-Related Fees (2)	$29,000	$28,000
Tax Fees (3)	$64,000	$64,800
All Other Fees (4)	$6,000	$15,000

(1)

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees represent fees for professional services in connection with the audit of the Company’s retirement plans.

(3)

Tax services consist of compliance fees for the preparation of tax returns and tax payment-planning services. Tax services also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

(4)	All other fees consist primarily of consulting services in connection with SEC inquiries.

Required Vote

          The approval of the ratification of the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for the 2009 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and voting at the Meeting.

          The Board of Directors has approved the recommendation of the Audit Committee of the Board of Directors that Perry-Smith LLP be appointed to serve as the Company’s Independent Registered Public Accounting Firm for the year 2009 and unanimously recommends a vote “FOR” ratification of the appointment of Perry-Smith LLP.

SHAREHOLDER PROPOSALS

          The Company’s 2010 Annual Meeting of Shareholders is scheduled for May 27, 2010. Shareholder proposals must be received by the Company no later than December 23, 2009, to be considered for inclusion in the Proxy Statement and Proxy for the 2010 Annual Meeting of Shareholders. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 23 2009, deadline.

OTHER MATTERS

          The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

By Order of the Board of Directors,

Leo J. Graham
Corporate Secretary
Redding, California
April 24, 2009

APPENDIX A

AUDIT COMMITTEE CHARTER

1.       General Purpose:

          The Audit Committee of North Valley Bancorp (“Bancorp”) is a committee comprised of at least three independent directors of North Valley Bancorp and will include an independent director from each of Bancorp’s subsidiary banks. The Audit Committee will represent the Bancorp and all of its subsidiary banks, (the “Corporation”), for purpose of Audit Committee functions. The purpose of the Audit Committee is to act on behalf of the Bancorp and Banks’ Boards of Directors in fulfilling the Boards’ oversight responsibilities with respect to:

          1)     The integrity of the Corporation’s financial statements, financial reporting processes and systems of internal control regarding finance, accounting, security, regulatory and legal compliance;

          2)     The independence, qualifications and performance of the Corporation’s independent auditors;

          3)     The performance of the Corporation’s internal audit function and internal auditor;

          4)     Communications among the independent auditors, management, the internal auditing department, and the Boards of Directors;

          5)     Procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters; and

          6)     Performance of Risk Management Program and of Chief Risk Officer.

2.       Statement of Policy:

          The Audit Committee shall provide assistance to the directors of the Boards in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community related to accounting, reporting practices, and the quality and integrity of the financial reports of the Corporation. While the Audit Committee will not attempt to correct problems independently, they will function as an informed, vigilant and effective monitor of the Corporation’s reporting process and internal controls. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the management of the Corporation. In addition, the Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out these duties, and the Corporation shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to such counsel or advisors. The Audit Committee representative shall report regularly to the Bancorp and Banks’ Boards of Directors so as to keep the individual Bancorp and Banks’ Boards up to date on the activities of the Audit Committee in assisting the Boards’ with their oversight responsibilities.

3.       Member Independence and Qualifications:

          All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (SEC) and The NASDAQ National Market (NASDAQ) applicable to audit committee members as in effect from time to time, when and as required by the SEC and NASDAQ. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Bancorp or any current subsidiary of the Bancorp at any time during the prior three years. At least one member of the Audit Committee shall have experience or background sufficient to meet The NASDAQ financial sophistication requirements and would also meet the definition of an audit committee financial expert under the Securities Exchange Act of 1934, as amended.

4.       Member Compensation:

          The members of the committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee (i) accept any consulting, advisory, or other compensatory fee from Corporation or its affiliates or (ii) be an affiliated person of Corporation or its subsidiary. Compensation for committee membership will be as set by the North Valley Bancorp Board of Directors.

5.       Responsibilities Related to Registered Public Accounting Firms and Audit Firms:

          The Audit Committee shall be directly responsible for the appointment, evaluation, termination, compensation, and oversight of the work of any registered public accounting firm (“Independent Auditor”), or any audit firm employed by the Corporation and each such firm shall report directly to the Audit Committee. The Audit Committee’s retention of any Independent Auditor firm shall be subject to the applicable vote of shareholders.

          The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided such policies are detailed as to the particular service, the Audit Committee is informed of the particular service, and such polices and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended, to management, provided that with respect to services other than audit, review or attest services, no pre-approval is required if all of the following conditions are met: (i) the aggregate amount of all such services accounts for no more than 5% of the total revenues paid to the Independent Auditor during the fiscal year in which the services are provided; (ii) such services were not recognized by the Corporation to be non-audit services at the time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee (or one or more members delegated pursuant to the following sentence). The Audit Committee may delegate its authority to grant pre-approvals to one or more members of the Audit Committee, provided that the decisions of any Audit Committee member to whom authority is delegated to grant pre-approvals is presented to the full Audit Committee at its next meeting.

          The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating: (1) the internal quality control procedures of the Independent Auditor; (2) material issues raised by the Independent Auditor’s most recent quality-control review; (3) steps taken to deal with the material issues raised in the quality-control review; and (4) all relationships between the Independent Auditor, and Bancorp and/or its affiliates, consistent with the Financial Accounting Standards Board Standard No. 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor’s objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

          The Audit Committee shall ensure the rotation of the lead audit partner and the “concurring or reviewing partner” every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

          The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

          The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by the Corporation of individuals formerly employed by the Independent Auditor.

          The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

          The Audit Committee shall discuss with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and shall be responsible for resolving any conflicts regarding financial reporting.

          The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special steps taken in the event of material control deficiencies.

6.       Oversight of the Integrity of the Financial Statements:

          Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with Bancorp’s 10-K filings.

          The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to Bancorp’s 10-Q filings, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No. 61. The Chairperson or a member of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

          The Audit Committee shall discuss with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

          The Audit Committee shall discuss with the Independent Auditor and management significant financial reporting issues and judgments made in connection with the preparation of Bancorp’s financial statements.

7.       Oversight of Internal Audit Function and Internal Auditor / Risk Management Program and Chief Risk Officer:

          The Audit Committee shall review the appointment, performance, and termination of the Chief Risk Officer and Internal Auditor, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Audit and Risk Management function.

          The Audit Committee shall approve the annual Audit and Risk Management Plan to assure the comprehensive coverage of significant risk areas.

          The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Corporation’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

          The Audit Committee shall review significant Audit and Risk Review Reports (“Reports”) and/or recommendations prepared by Audit and Risk Management and review management’s responses to the Reports and/or recommendations.

          The Audit Committee shall discuss material legal matters with the General Counsel of the holding company and subsidiary banks, including matters reflected in the Quarterly Litigation Report.

          The Audit Committee shall review and approve the quarterly allowances for loan and lease losses and reports of Internal Auditors and communicate said reports to Bancorp and Bank Boards of Directors.

          The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management’s response, if any, to such letter.

          The Audit Committee shall review the results of management’s efforts to monitor compliance with the programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethics, including review and approval of insider and affiliated-party transactions.

          The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in Bancorp’s annual proxy statement.

          The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Bancorp’s Board for approval.

8.       Compliance Oversight Responsibilities:

          Obtain from the Independent Auditor assurance that Section 10a(b) of the Exchange Act has not been implicated.

          The Audit Committee shall have oversight responsibility for the Banks’ compliance with the Community Reinvestment Act. The Audit Committee shall review and approve the Banks’ performance under this Act and recommend appointment by the appropriate Bank Board of the Community Reinvestment Act Officer.

          In the event that a Suspicious Activity Report (“SAR”) must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Audit Committee. In the event that the SAR involves an insider, or is of a significant dollar amount or impact to any of the Banks, a recommendation by the Bank’s legal counsel will be presented to the Audit Committee, who will determine whether presentation to the full Board is necessary.

          The Audit Committee shall have the authority to appoint the Bank Secrecy Act Officer and the Bank Security Officer.

9.       Complaints:

          The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Specifically, employees of the Corporation will be instructed that they may submit confidential, anonymous concerns regarding questionable accounting or auditing matters to the Chairperson of the Audit Committee without fear of retaliation, as outlined in the Code of Ethics / Code of Business Conduct and Ethics Policy.

10.     Meetings:

          Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate and at least on a quarterly basis.

11.     Minutes:

          The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of Bancorp or the Banks. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

12.     Voting:

          Every act consented to by a majority of the Audit Committee members present at a meeting (at which quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or Bylaws of Bancorp or Banks or applicable law.

13.     Telephone Conference Meetings:

          Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

14.     Amendments:

          This Charter of the Audit Committee may be amended only by a resolution of Bancorp’s Board.

APPENDIX B

NOMINATING COMMITTEE CHARTER

PURPOSE

          The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

COMMITTEE MEMBERSHIP

          The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors, who shall appoint one member of the Committee to act as its Chairman. The independent members of the Board of Directors may remove members of the Committee, with or without cause. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and The NASDAQ Marketplace Rules.

NOMINATION PROCESS

1.	The Nominating Committee shall, as it deems appropriate, identify, evaluate and interview individuals who may be qualified to be members of the Board of Directors.

2.

Each candidate evaluated by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and background information concerning the candidate. The Nominating Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist the members of the committee in carrying out their responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including the payment of fees.

3.

Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration, as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

4.

Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from the independent members of the Board of Directors.

5.

Each existing member of the Board of Directors whose term is ending must be evaluated for nomination for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 2, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such additional updated information as the Nominating Committee may deem appropriate. Such existing member of the Board of Directors must receive a majority of votes in favor of nomination from the independent members of the Board of Directors (excluding such existing member).

MEETINGS

          The Nominating Committee shall meet at least annually and such other times as it may deem appropriate, to evaluate and recommend to the Board of Directors nominees for election at the Annual Meeting of Shareholders prior to distribution of the Corporation’s proxy solicitation materials or to fill vacancies in accordance with the Corporation’s bylaws.

MINUTES

          The Nominating Committee shall maintain written minutes of each meeting of the committee and such minutes shall be distributed to each member of the committee and shall be distributed to the other members of the Board of Directors.

CONFLICTS

          Any conflicts between the provisions of this Charter and the provisions of the Corporation’s bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation’s bylaws.

		FOR	WITHHOLD	*EXCEPTIONS
		ALL	FOR ALL
1.	To elect as Directors the nominees set forth below:
		☐	☐	☐
	01 Michael J. Cushman	06 Dolores M. Vellutini
	02 Dante W. Ghidinelli	07 Royce L. Friesen
	03 Kevin D. Hartwick	08 Martin A. Mariani
	04 Roger B. Kohlmeier	09 J.M. “Mike” Wells, Jr.
05 William W. Cox

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

Please mark your votes as indicated in this example	☒

		FOR	AGAINST	ABSTAIN

2.	To ratify the appointment of Perry-Smith LLP as Independent Registered Public Accounting Firm for 2009.	☐	☐	☐

3.	In their discretion the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Mark Here for Address Change or Comments	☐	Will Attend Meeting	☐	YES
SEE REVERSE

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

NORTH VALLEY BANCORP

Notice of Internet Availability. The North Valley Bancorp Proxy Statement for the 2009 Annual Meeting of Shareholders being held on Thursday, May 28, 2009, and the Annual Report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2008) are available on the internet at http://www.novb.com/proxy.aspx.

INTERNET http://www.proxyvoting.com/novb Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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NORTH VALLEY BANCORP
Proxy Solicited on Behalf of the Board of Directors of North Valley Bancorp
for the Annual Meeting of Shareholders, May 28, 2009

          The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 24, 2009, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Kevin R. Watson, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the “Company”), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 28, 2009 at 5:30 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

          THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE ▲

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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